Derivative Financial Instruments (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 28, 2013	Dec. 29, 2012	Dec. 31, 2011	Dec. 28, 2013 2.50% Senior Notes Due 2016 [Member]	Jun. 30, 2012 2.50% Senior Notes Due 2016 [Member]	Apr. 02, 2013 Three point twenty-five percent Senior Notes Due Two Thousand Twenty-three [Member]	Apr. 02, 2013 Four point seventy-five percent Senior Notes Due Two Thousand Fourty-three [Member] [Member]
Derivatives, Fair Value [Line Items]
The net amount of gains/(loss) recorded to other expense, net	$ 15	$ 7	$ (3)
Proceeds from termination of interest rate swap					24
Net average interest rate				1.30%
Debt Instrument, Face Amount				500		900	700
Other Comprehensive Income (Loss), Unrealized Gain (Loss) on Derivatives Arising During Period, before Tax	$ 3